UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported)	March 31st, 2009

USA VIDEO INTERACTIVE CORP.
(Exact name of registrant as specified in its chapter)
WYOMING	0-29651	06-15763-91
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
8 West Main Street, Niantic, Connecticut	06352
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(860) 739-8030

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
( ) Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01

Changes in Registrant’s Certifying Accountant.

On March 25th, 2009 the Registrant terminated GLO CPAs, LLP (“GLO”) as its auditors.  A copy of the Notice of Change of Auditor dated March 25th, 2009 is attached hereto as Exhibit 99.1.

In connection with the audit of the Registrant’s financial  statements as of and for the fiscal year ended December 31, 2007, and the interim periods through September 30, 2008, there were no disagreements with GLO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of GLO, would have caused  them to make reference in connection with its reports to the subject matter of the disagreements.

The audit report of GLO on the Registrant’s financial  statements as of and for the year ended  December 31, 2007 and 2006, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations, has not generated significant revenue from operations and has a net working capital deficiency and a stockholders’ deficiency that raise substantial doubt about its ability to continue as a going concern.  Management's plan in regard to these matters are also described in Note 2.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

GLO has furnished the Registrant with a letter addressed dated March 25, 2009 stating its agreement with the information contained in the Notice of Change of Auditor s.  A copy of this letter is attached hereto as Exhibit 16.1.

On March 25, 2009, the Registrant engaged John A. Braden & Company, P.C. ("Braden") as the Registrant’s independent certified public accountants commencing with the audit of the Registrant’s financial statements for the fiscal year ended December 31, 2008.

Prior to engaging Braden, the Registrant consulted with Braden as to its qualifications, experiences and ability to audit the Registrant’s financial statements.  The Registrant and Braden did not have substantive discussions regarding the application of accounting principles to a specified transactions, either complete or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements and there are no reports nor written or oral advice provided by the new accountants’ used in deciding to retain Braden.  Further, as noted there was no matter that was the subject of a disagreement as described in item 304(a)(1)(iv) of Regulation S-K, promulgated by the Securities and Exchange Commission.

The decision to engage Braden was approved by the audit committee of the Company's board of directors.

Braden has furnished the Registrant with a letter addressed dated March 25, 2009 stating its agreement with the information contained in the Notice of Change of Auditors.  A copy of this letter is attached hereto as Exhibit 16.2.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

Exhibit 16.1

Letter from GLO CPAs, LLP dated March 25, 2009 addressed to British Columbia Securities Commission and Alberta Securities Commission confirming agreement with Notice of Change of Auditor.

Exhibit 16.2

Letter from GLO CPAs, LLP dated March 25, 2009 addressed to Securities and Exchange Commission confirming agreement with Item 4.01 of Form 8-K.

Exhibit 16.3

Letter from John A. Braden &Company, P.C. dated March 25, 2009 addressed to British Columbia Securities Commission and Alberta Securities Commission confirming agreement with Notice of Change of Auditor dated March 25, 2009.

Exhibit 99.1

Notice of Change of Auditor dated March 25, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA VIDEO INTERACTIVE CORP.

Date :  March 31st, 2009

By :

/s/  Edwin Molina

Edwin Molina,

President